January 8, 2010

The Dreyfus/Laurel Funds, Inc. -Dreyfus Disciplined Stock Fund

Supplement to Prospectus dated March 1, 2009

     The following information supersedes and replaces any contrary information contained in the section of the fund’s Prospectus entitled “Management-Investment adviser”:

     Sean P. Fitzgibbon, CFA, and Jeffrey D. McGrew, CFA, serve as the fund’s co-primary portfolio managers. Mr. Fitzgibbon has been a primary portfolio manager of the fund and employed by Dreyfus since October 2004. He also is a senior managing director, portfolio manager, research analyst and head of the global core equity team at The Boston Company Asset Management, LLC (TBCAM), a Dreyfus affiliate, where he has been employed (or with an affiliate) since 1991. Mr. McGrew has been a primary portfolio manager of the fund since January 2010 and employed by Dreyfus since April 2006. He also is a managing director, portfolio manager, research analyst and member of the global core equity team at TBCAM, where he has been employed since 2002.

January 8, 2010

The Dreyfus/Laurel Funds, Inc. -Dreyfus Disciplined Stock Fund

Supplement to Statement of Additional Information (the “SAI”) dated March 1, 2009

     The following information supersedes and replaces any contrary information contained in the section of the Fund’s SAI entitled “Management Arrangements-Portfolio Management”:

     Sean P. Fitzgibbon, CFA, and Jeffrey D. McGrew, CFA, serve as the Fund’s co-primary portfolio managers. Robert J. Eastman, CFA, and James A. Lydotes are additional portfolio managers of the Fund.